Small Cap Value Fund


[various photos demonstrating service and guidance, professional management and goals]

service and guidance

professional management

goals

1998
Annual Report

DELAWARE(SM)
INVESTMENTS
------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment


Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
   Delaware manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

A Commitment
To Our Investors

[photo of computer keyboard]

[photo of illustration from Growth of Capital Brochure]


Small Cap Value Fund Objective
To seek capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

Table of Contents

Letter to Shareholders                  Page    1
Portfolio Manager's Review              Page    3
Performance Summary                     Page    7
Statement of Net Assets                 Page    8
Financial Highlights                    Page   12

growth of
   capital

About Your Fund's Portfolio Manager
Christopher S. Beck began his investment career at Wilmington Trust Co. in 1981. Later he was Director of Research at Cypress Capital Management Co. and Chief Investment Officer of The University of Delaware Endowment Fund. Prior to joining Delaware Investments, he managed Pitcairn Trust Co.'s Small Cap Value Fund. Mr. Beck holds a bachelor's degree from The University of Delaware and an MBA from Lehigh University.

tradition

December 18, 1998

                                                                      for growth
                                                                      of capital
                                                                           1


Dear Shareholder:

THE EXCEPTIONAL PERFORMANCE OF SMALL cap stocks during 1997 stands in sharp contrast to this past year. Returns fell as the Asian recession developed into a global economic problem. During your Fund's 1998 fiscal year, investors responded to uncertain global economic conditions by seeking safe havens for their assets. Large company stocks flourished in this environment as disappointing earnings eroded investor confidence in smaller companies.
   Many large company stocks outperformed those of small companies by a wide margin. For the 12 months ended November 30, 1998, the Standard & Poor's 500 Index, an unmanaged large company stock index, returned +23.68%. In comparison, the unmanaged Russell 2000 Index, which tracks the performance of small company stocks, returned -6.62% for the same period. Historically, such a significant difference in performance between small and large companies is uncommon, illustrating this year's strong investor preference for stocks from larger, better-known companies.
   Small Cap Value Fund provided a disappointing total return of -7.47% for the one-year period ended November 30, 1998 (capital change with distributions reinvested based on net asset value for A Class shares). Over the past year, your Fund's long-term focus on undervalued companies limited our ability to invest in some of the better performing growth sectors in the market, including technology and health care. This helps explain why the Fund underperformed its peer group, which is dominated by growth funds, and the Russell 2000 Index, which includes a higher concentration of growth companies.

WHILE FUTURE RESULTS CAN NOT BE GUARANTEED, SMALL CAP VALUE FUND'S STEADY, VALUE APPROACH TO SMALL-CAP INVESTING HAS PROVIDED AN ATTRACTIVE LONG-TERM TOTAL RETURN.

CUMULATIVE/AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------
                                     12 Months Ended               From June 24, 1987*
                                    November 30, 1998              to November 30, 1998
---------------------------------------------------------------------------------------------
Small Cap Value Fund A Class              -7.47%                           +14.28%
---------------------------------------------------------------------------------------------
Russell 2000 Index                        -6.62%                            +9.89%
Standard & Poor's 500 Index              +23.68%                           +15.69%
Lipper Small Cap Fund Average             -6.58% (625 funds)               +11.76% (52 funds)
---------------------------------------------------------------------------------------------

All performance shown above assumes reinvestment of dividends and capital gains.
Fund and Lipper performance is at net asset value without the effect of sales charges. Performance for all Small Cap Value Fund Classes can be found on page
7. The unmanaged Russell 2000 Index is a measure of small company stocks while the unmanaged S&P 500 Index is a measure of large company stocks. These indexes are not available for direct investment.
*Fund inception date.


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for growth
of capital
     2


   Over a longer period of time, however, Small Cap Value Fund has performed well in comparison to both of these measures. While future results can not be guaranteed, Small Cap Value Fund's steady, value approach to small-cap investing has provided an attractive long-term total return. Since the Fund's inception on June 24, 1987, the average annual return has been +14.28, outperforming both the Russell 2000 Index and the Lipper Small Cap Fund category.
   Small cap value companies may face challenging economic conditions in 1999. We expect that declining demand for U.S. goods and services in foreign markets will contribute to a slowing domestic economy and continued downward pressure on corporate earnings growth. For value investors like your Fund, earnings disappointments sometimes present opportunities to purchase less expensive investments with the potential to appreciate in value.
   We attribute Small Cap Value Fund's long-term success to our rigorous stock selection process, which focuses on small, undervalued companies. In the pages that follow, your Fund's portfolio manager, Christopher S. Beck, provides an overview of the Fund's investment strategy, its performance in fiscal 1998 and an outlook for the coming year. We look forward to providing you with an update on the Fund's performance next July, and thank you for your continued confidence in Delaware Investments.

Sincerely,

/s/ Jeffrey J. Nick
---------------------------------------
JEFFREY J. NICK
Chairman, President
and Chief Executive Officer
Delaware Investments Family of Funds



FOR VALUE INVESTORS LIKE YOUR FUND, EARNINGS DISAPPOINTMENTS SOMETIMES PRESENT OPPORTUNITIES TO PURCHASE LESS EXPENSIVE INVESTMENTS WITH THE POTENTIAL TO APPRECIATE IN VALUE.

Jeffrey Nick Named Chairman
ON DECEMBER 17, 1998, JEFFREY J. NICK WAS NAMED CHAIRMAN OF THE DELAWARE INVESTMENTS FAMILY OF FUNDS. HE REPLACES WAYNE A. STORK WHO HAS RETIRED AS CHAIRMAN OF THE BOARD OF DIRECTORS, BUT CONTINUES TO SERVE AS A BOARD MEMBER. MR. NICK WAS NAMED PRESIDENT AND CHIEF EXECUTIVE OFFICER OF DELAWARE INVESTMENTS FAMILY OF FUNDS IN OCTOBER 1997. HE HAS BEEN CEO OF LINCOLN NATIONAL INVESTMENT COMPANIES SINCE OCTOBER 1996 AND PREVIOUSLY MANAGED LINCOLN'S OPERATIONS IN THE UNITED KINGDOM. MR. NICK HOLDS AN MBA FROM THE UNIVERSITY OF CHICAGO AND A BACHELOR OF ARTS DEGREE FROM PRINCETON UNIVERSITY.

                                                                      for growth
                                                                      of capital
                                                                           3


Portfolio Manager's Review
BY CHRISTOPHER S. BECK
Vice President/Senior Portfolio Manager
December 18, 1998

IN FISCAL 1998, THE MOMENTUM OF A booming American economy met its first serious challenge in more than three years. Economic expansion and earnings growth came under pressure as U.S. corporations began to experience the impact of global recession and numerous currency devaluations.
   Many domestic corporations faced diminishing demand in foreign markets and increased competition from less expensive imported goods in the U.S. Rising anxiety over short-term earnings disappointments from smaller companies reduced investor interest in these stocks.
   Throughout fiscal 1998, economic conditions led investors to prefer large companies by an unprecedented margin. According to a comparison of two unmanaged industry indexes, over the last 12 months S&P 500 large company stocks outperformed smaller company issues in the Russell 2000 by 30%. The underperformance of small cap companies can be explained in part by:
o Rising international cash flow into the U.S. due to recessions in Russia, Brazil, Japan, and many parts of Asia. International investors tend to favor larger, more recognizable U.S. companies.
o A liquidity drought (reduced ability to sell stocks due to decreased demand)


OVER THE LAST 12 MONTHS S&P 500 LARGE COMPANY STOCKS OUTPERFORMED SMALLER COMPANY ISSUES IN THE RUSSELL 2000 BY 30%.

PORTFOLIO HIGHLIGHTS

                                        Small Cap Value Fund               S&P 500 Index      Russell 2000 Index
                                      as of               as of                as of                as of
                                November 30, 1998   November 30, 1997    November 30, 1998    November 30, 1998
--------------------------------------------------------------------------------------------------------------------
Number of Stocks                       88                   86                  500                  1944
Median Market Capitalization      $969 million         $797 million        $7.5 billion          $410 million
Median Stock
   Price-To-Earnings Ratio           14.8x                13.9x                25.8x                 23.0x
Median Price-To-Book Ratio            2.1x                2.05x                4.83x                 2.36x
Dividend Yield                        1.48%               1.48%                1.40%                 1.44%
   (Before Fund Expenses)
Beta                                   .84                 .60                  1.0                   .97
--------------------------------------------------------------------------------------------------------------------

The above yield represents the weighted average dividend yield of the Fund's holdings exclusive of transaction costs. Small Cap Value Fund does not pay a regular dividend, but may distribute income generated by the Fund's holdings, typically at year's end. P/E is based on analysts' earnings estimates for 1999 as reported by First Call. Beta is a measure of volatility relative to the S&P 500 Index for the past three years ended November 30, 1998. A number less than
1.0 means a security has fluctuated less in price than the Index. A number more than 1.0 means the security has fluctuated more than the Index.

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of capital
     4


  in the stock market during the summer months was most severe in the small cap value sector. As stock prices fell in July and August, finding buyers for stocks in small, relatively unknown companies was especially difficult.
o Stronger earnings delivered by large cap growth companies. This led many investors to view that sector as a safer place to invest money.

INVESTMENT STRATEGY
We prefer to purchase stocks from companies with market capitalizations between $400 million and $1.4 billion. We start with a universe of approximately 2,500 small company stocks in the U.S. We narrow this field to approximately 1,000 by selecting companies with positive cash flows that we believe are temporarily undervalued, out-of-favor or relatively unknown.
   This list is then reduced to roughly 100 companies that we believe merit further, more extensive research, and in many cases, a visit to the company. In this second step, Small Cap Value Fund looks for:
o High sales and earnings potential relative to competitors;
o Companies whose stocks trade actively and provide us with the flexibility to increase or decrease our position without significantly impacting the stock's price (daily trading volume of at least 30,000 to 40,000 shares);
o Value as measured by yardsticks appropriate to the specific industry; and
o Ample free cash flow.
Free cash flow, or the amount of money a business generates through its operations after capital spending, is one of the most important factors that we evaluate. This measure helps us rate a company's ability to expand, respond to competition and handle unexpected challenges.

STRATEGIC POSITIONING
Real Estate Investment Trusts
During the first half of fiscal 1998, we allocated 12% of Small Cap Value Fund's assets to Real Estate Investment Trusts (REITs). We believed the market was undervalued and would benefit from stable rent and property prices, and healthy demand for commercial and residential rental space.
   While fundamentals in the real estate market have remained strong, returns for Small Cap Value Fund's investments in this sector were disappointing during most of the year. Investors seemed to become more concerned about the potential impact a slowing domestic economy might have on the demand for commercial real estate. There has also been limited availability of credit capital for REITs to expand. Over the last six months, we reduced our position in REITs by 2.4%. Our weighting in the sector, however, is still nearly 2% higher than the Russell 2000 Index and reflects our optimistic view on the long-term total return potential for REITs.

Basic Industries
Disappointing corporate earnings led to weak performance for our shares of A. Schulman, a specialty chemical company involved in the manufacture of coatings used in paints. We eliminated our position in the company last summer and reallocated the assets to other businesses within the basic industries sector.


positioning
                                                                      for growth
                                                                      of capital
                                                                           5


Consumer Staples
Rising inventory levels triggered uneasiness about the performance of Dimon Inc., a company involved in the processing of tobacco. Price performance for Dimon suffered as investors became concerned about the ability of Asian customers to pay for the company's product. As a result, we sold all of our shares of Dimon Inc. at a loss last March.

Health Care
Although Small Cap Value Fund maintained a relatively small weighting in health care, its largest holding, and one of the better performing securities in the portfolio, came from that sector. Trigon HealthCare, formerly Blue Cross/Blue Shield of Virginia, benefited from minimal exposure to the conversion of Medicare patients into private health care organizations. This conversion has been more expensive than anticipated for most managed health care providers. Favorable demographics, a strong balance sheet and healthy cash flow also helped Trigon's performance.

   The strong performance of Marquette Medical, another managed health care provider, also improved Small Cap Value Fund's total return in 1998. We bought our first shares of Marquette Medical in 1995 based on our determination that the company offered investors above average value relative to competitors and the potential for future expansion. After increasing our holdings in each of the next three years, we sold our shares in September following General Electric's offer to buy Marquette Medical. Small Cap Value Fund realized a substantial capital gain in the transaction.

Technology
With an average price-to-earnings ratio of 14.8x, which is substantially lower than the S&P 500, Small Cap Value Fund clearly looks for less expensive stocks that we believe offer the potential for capital

DURING THE SUMMER, WE TOOK ADVANTAGE OF FALLING PRICES FOR CERTAIN TECHNOLOGY-RELATED SECURITIES, AND INCREASED OUR SECTOR WEIGHTING BY 3.6%. THIS HELPED US SHARE IN THE TECHNOLOGY SECTOR'S RECOVERY DURING OCTOBER AND NOVEMBER.

BROAD SECTOR DIVERSIFICATION
SMALL CAP VALUE FUND VS. RUSSELL 2000 INDEX
NOVEMBER 30, 1998

                                                           Allocation
                                     Share of Fund's       Change From        Share of
Broad Sector                            Net Assets      November 30, 1997       Index
--------------------------------------------------------------------------------------
Basic Industry                             8.9%               +1.6%             6.9%
Business Services                          3.3%               +1.4%             6.4%
Capital Goods                              7.4%               -0.3%             6.0%
Consumer Cyclicals & Staples               9.9%               +2.9%             6.3%
Consumer Services                         13.0%               +2.0%            12.1%
Energy                                     5.5%               +1.2%             4.7%
Financial Services                        17.2%               -0.4%            15.9%
Health Care                                3.3%               +0.9%             9.2%
REITs                                      9.6%               -3.8%             7.7%
Technology                                 9.2%               +5.7%            18.2%
Transportation                             3.1%               -3.4%             2.2%
Utilities                                  3.3%             no change           4.4%
Cash and other assets                      6.3%               -0.7%               0%

for growth
of capital
     6


appreciation. For most of the fiscal year, the Fund's value focus made it difficult to invest in technology stocks, which we viewed as overvalued.
   During the spring and summer, we took advantage of falling prices for certain technology-related securities, and increased our sector weighting by 3.6%. Two holdings in particular, SCI Systems, a secondary computer hardware manufacturer, and Synopsys, a provider of design technology for semiconductors, helped us participate in the technology sector's recovery during October and November.

Financial Services
In fiscal 1998, Small Cap Value Fund continued to invest the largest portion of its assets in financial services. Within this category, we focused on banking and insurance companies, including Horace Mann Educators, a property and casualty insurance provider for educators, and People's Heritage Financial Group. Both of these companies were among the Fund's top 10 holdings as of November 30, 1998. The financial services sector has fallen out of favor with some investors due to questionable management and lending practices in the industry as a whole. In our opinion, however, improved efforts to reduce expenses and improve risk management should lead to higher long-term total returns for selected financial services providers.

OUTLOOK
In the coming months we expect economic turmoil to continue in many foreign markets, which may result in a domestic economy that continues to grow, but at a less dramatic rate than in recent years. We also expect foreign economic conditions to dampen earnings growth for many U.S. companies and trigger higher-than-normal volatility in the stock market. This points to a challenging environment for small cap value stocks in 1999.
   There are positive indications that small cap value performance may be heading for improvement. Contrary to Federal Reserve Board Chairman Alan Greenspan's assertion that the U.S. could not remain an "oasis of prosperity" in the midst of a worldwide recession, the U.S. economy seems poised to do just that.
   Despite declining demand for U.S. exports and the availability of less expensive foreign imports, the U.S. economy, while slowing, does not appear vulnerable to recession. Last November, the U.S. economy expanded for the 92nd consecutive month, as companies added 267,000 new jobs - nearly 100,000 more than originally projected. After a difficult summer for investors, three short-term interest rate cuts in the fall seem to have provided enough fuel to bolster U.S. consumer spending and keep the economy moving in a positive direction.
   The Asian crisis may not be over, but we believe the American economy has proven resilient to its impact. As investors become more confident in the U.S. economy's ability to sustain its longest peacetime expansion on record, they may return to the small cap value market. We remain convinced that over the long term, smaller undervalued companies offer investors substantial opportunities for capital appreciation.

LAST NOVEMBER, THE U.S. ECONOMY EXPANDED FOR THE 92ND CONSECUTIVE MONTH, AS COMPANIES ADDED 267,000 NEW JOBS - NEARLY 100,000 MORE THAN ORIGINALLY PROJECTED.

[photo of computer keyboard]

outlook
                                                                      for growth
                                                                      of capital
                                                                           7


Performance Summary

SMALL CAP VALUE FUND PERFORMANCE
-------------------------------------------
GROWTH OF A $10,000 INVESTMENT
DECEMBER 1, 1988 THROUGH NOVEMBER 30, 1998

                                       Small Cap
                         S & P 500     Value Fund
Period End               Composite      A Class      Russell 2000
----------              -----------    ----------    ------------
Nov '88                    10,000         9,422         10,000
Nov '89                    13,084        12,701         12,031
Nov '90                    12,630        10,689          9,356
Nov '91                    15,199        15,351         13,148
Nov '92                    18,007        18,879         16,277
Nov '93                    19,826        22,389         19,366
Nov '94                    20,033        21,767         19,150
Nov '95                    27,442        26,205         24,605
Nov '96                    35,087        31,203         28,668
Nov '97                    45,092        42,555         35,379
Nov '98                    55,675        39,376         33,023


Chart assumes $10,000 invested on December 1, 1988, and includes the effect of a 5.75% sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Effective November 2, 1998, the maximum sales charge was raised from 4.75% to 5.75% for investments of less than $50,000. Past performance does not guarantee future results.


SMALL CAP VALUE FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH NOVEMBER 30, 1998

                                 Lifetime    Ten Years    Five Years    One Year
--------------------------------------------------------------------------------
Class A (est. 6/24/87)
   Excluding Sales Charge         +14.28%     +15.37%       +11.95%      -7.47%
   Including Sales Charge         +13.69%     +14.69%       +10.64%     -12.80%
--------------------------------------------------------------------------------
Class B (est. 9/6/94)
   Excluding Sales Charge         +12.94%                                -8.08%
   Including Sales Charge         +12.62%                               -12.34%
--------------------------------------------------------------------------------
Class C (est. 11/29/95)
   Excluding Sales Charge         +14.13%                                -8.08%
   Including Sales Charge         +14.13%                                -8.94%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original share price. Past performance does not guarantee future results. Performance excluding sales charges for B and C Classes assumes contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a maximum front-end sales charge of 5.75% and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee, and a deferred sales charge of up to 5% if redeemed before the end of the sixth year. Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total return for the lifetime, 10-year, five-year and one-year periods ended 11/30/98 for Small Cap Value Fund's Institutional Class were +14.46%, +15.59%, +12.29% and -7.16%, respectively. The Institutional Class (Est. 11/9/92) is available without sales charge only to certain eligible institutional accounts. Performance prior to 11/9/92 is based on Class A performance, adjusted to eliminate the sales charges, but not the asset-based distribution charge.

8 for growth of capital

Financial Statements

DELAWARE GROUP EQUITY FUNDS V, INC. - SMALL CAP VALUE FUND
STATEMENT OF NET ASSETS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

                                                    NUMBER             MARKET
                                                   OF SHARES            VALUE
                                                   ----------------------------
COMMON STOCK - 93.81%
AEROSPACE & DEFENSE - 0.59%
Cordant Technologies ........................       73,500           $2,953,781
                                                                   ------------
                                                                      2,953,781
                                                                   ------------
AUTOMOBILES & AUTOMOTIVE PARTS - 2.52%
Arvin Industries ............................      184,600            7,753,200
CLARCOR .....................................      257,100            4,836,694
                                                                   ------------
                                                                     12,589,894
                                                                   ------------
BANKING, FINANCE & INSURANCE - 17.24%
 *Avis Rent-A-Car ...........................      376,600            7,932,137
 +CMAC Investment ...........................      116,300            5,611,475
 +Enhance Financial Services Group ..........      289,600            8,507,000
  Everest Reinsurance Holdings ..............      158,970            5,971,311
 *Farm Family Holdings ......................      144,400            5,054,000
 +Financial Federal .........................      241,850            6,484,603
 +Horace Mann Educators .....................      349,900            9,862,806
  M & T Bank ................................        8,662            4,317,811
  NAC RE Group ..............................       98,300            4,693,825
  North Fork Bancorporation .................      409,650            8,628,253
 +People's Heritage Financial Group .........      443,400            9,131,269
  SCPIE Holdings ............................       76,800            2,352,000
  Westamerica Bancorporation ................      212,300            7,642,800
                                                                   ------------
                                                                     86,189,290
                                                                   ------------
BUILDINGS & MATERIALS - 3.76%
  Chicago Bridge and Iron N.V. ..............      184,400            2,224,325
  D.R. Horton ...............................      378,600            7,146,075
 *Jacobs Engineering Group ..................      249,800            9,414,337
                                                                   ------------
                                                                     18,784,737
                                                                   ------------
CABLE, MEDIA & PUBLISHING - 1.43%
  Cadmus Communications .....................      122,500            2,005,937
 *World Color Press .........................      173,500            5,161,625
                                                                   ------------
                                                                      7,167,562
                                                                   ------------
CHEMICALS - 5.28%
  Crompton & Knowles ........................      215,700            4,179,187
  Ferro .....................................      118,500            3,310,594
 +OM Group ..................................      152,900            5,533,069
  RPM INC-OHIO ..............................      201,500            3,299,563
+*Scotts ....................................      279,300           10,107,169
                                                                   ------------
                                                                     26,429,582
                                                                   ------------
COMPUTERS & TECHNOLOGY - 3.55%
 *Quantum ...................................      179,400            3,974,831
  Scientific-Atlanta ........................      286,600            5,552,875
+*Synopsys ..................................      173,500            8,208,719
                                                                   ------------
                                                                     17,736,425
                                                                   ------------

                                                    NUMBER             MARKET
                                                   OF SHARES            VALUE
                                                  -----------------------------
COMMON STOCK (CONTINUED)
  ELECTRONICS & ELECTRICAL EQUIPMENT - 6.25%
+*Etec Systems ..............................      120,100           $3,955,794
  Kuhlman ...................................      269,100            7,501,162
+*Novellus Systems ..........................       96,500            4,782,781
+ SCI Systems ...............................      201,200            9,783,350
  Smith (A.O.) ..............................      211,600            5,263,550
                                                                   ------------
                                                                     31,286,637
                                                                   ------------
ENERGY - 5.47%
 *BJ Services ...............................      152,300            2,103,644
  Nicor .....................................      188,800            7,941,400
 *Oceaneering International .................      347,400            4,320,787
  Santa Fe Energy Resources .................      348,200            2,676,788
 +Seagull Energy ............................      442,600            3,623,788
  Vintage Petroleum .........................      430,800            4,442,625
 *Weatherford International .................      123,700            2,257,525
                                                                   ------------
                                                                     27,366,557
                                                                   ------------
FOOD, BEVERAGE & TOBACCO - 3.52%
  Corn Products .............................      222,200            6,235,487
  Universal Foods ...........................      457,900           11,361,644
                                                                   ------------
                                                                     17,597,131
                                                                   ------------
HEALTHCARE & PHARMACEUTICALS - 3.31%
  Arrow International .......................      181,600            5,147,225
 *Trigon Healthcare .........................      307,900           11,411,544
                                                                   ------------
                                                                     16,558,769
                                                                   ------------
HOTELS/DIVERSIFIED REITS - 0.93%
 +Meristar Hospitality ......................      174,161            3,385,259
  Patriot American Hospitality ..............      172,503            1,272,210
                                                                   ------------
                                                                      4,657,469
                                                                   ------------
INDUSTRIAL MACHINERY - 3.83%
  Columbus McKinnon .........................      186,800            3,385,750
 *Global Industries Technology ..............      141,200            1,182,550
 +IDEX ......................................      184,900            5,003,856
  Milacron ..................................       66,000            1,336,500
  Regal-Beloit ..............................      208,000            5,200,000
  Watts Industries Class A ..................      159,600            3,022,425
                                                                   ------------
                                                                     19,131,081
                                                                   ------------
LEISURE, LODGING & ENTERTAINMENT - 3.29%
 +Hollywood Park ............................      160,600            1,535,737
 *King World Productions ....................      201,200            5,482,700
  Viad ......................................      404,300            9,425,244
                                                                   ------------
                                                                     16,443,681
                                                                   ------------
  MANUFACTURED HOUSING REITS - 0.67%
  Chateau Communities ......................       116,307            3,329,288
                                                                   ------------
                                                                      3,329,288
                                                                   ------------

----------------------
Top ten holdings, representing 20% of net assets, are in bold face.

                                                        for growth of capital 9
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                    NUMBER             MARKET
                                                   OF SHARES            VALUE
                                                  -----------------------------
COMMON STOCK (Continued)
  Office/Industrial REITS - 5.40%
  Cabot Industrial Trust ....................      253,900           $5,316,031
  Duke Realty Investments ...................      231,700            5,256,694
  Kilroy Realty .............................       77,800            1,740,775
  Mack-Cali Realty ..........................      105,900            3,143,906
  Prentiss Properties Trust .................      225,300            4,900,275
 +Reckson Associates Realty .................      288,300            6,648,919
                                                                   ------------
                                                                     27,006,600
                                                                   ------------
PAPER & FOREST PRODUCTS - 3.84%
  Bowater ...................................      114,600            4,526,700
  Caraustar Industries ......................      161,200            4,296,987
  Chesapeake ................................       82,400            2,858,250
  Glatfelter (P.H.) .........................      230,900            2,972,837
  Rayonier ..................................      107,200            4,556,000
                                                                   ------------
                                                                     19,210,774
                                                                   ------------
RETAIL - 6.45%
 *BJ's Wholesale Club .......................      247,800            9,555,787
  Casey's General Stores ....................      345,200            4,768,075
  Pier 1 Imports ............................      636,000            6,837,000
+*Zale ......................................      387,100           11,080,738
                                                                   ------------
                                                                     32,241,600
                                                                   ------------
RETAIL STRIP CENTER REITS - 1.98%
  New Plan Excel Realty Trust ...............      221,280            4,840,500
  Pan Pacific Retail Properties .............      252,600            5,036,212
                                                                   ------------
                                                                      9,876,712
                                                                   ------------
SELF-STORAGE REITS - 0.60%
  Public Storage ............................      113,500            3,014,844
                                                                   ------------
                                                                      3,014,844
                                                                   ------------
TEXTILES, APPAREL & FURNITURE - 5.90%
+*Furniture Brands International ............      280,500            7,135,219
  HON Industries ............................      280,300            6,657,125
 *Jones Apparel Group .......................      188,000            4,359,250
  Kellwood ..................................      264,900            7,152,300
 *Quaker Fabric .............................      126,500              901,312
  Wolverine World Wide ......................      241,500            3,290,438
                                                                   ------------
                                                                     29,495,644
                                                                   ------------
TRANSPORTATION & SHIPPING - 3.15%
 *M.S. Carriers .............................      201,000            4,974,750
  Mesaba Holdings ...........................      299,650            5,655,894
  USFreightways .............................      190,100            5,102,997
                                                                   ------------
                                                                     15,733,641
                                                                   ------------
UTILITIES - 3.31%
  American Water Works ......................      284,100            8,789,344
  Public Service Company of New Mexico ......      169,100            3,286,881
 +Sierra Pacific Resources ..................      124,900            4,496,400
                                                                   ------------
                                                                     16,572,625
                                                                   ------------
MISCELLANEOUS - 1.54%
  Federal Signal ............................      315,600            7,712,475
                                                                   ------------
                                                                      7,712,475
                                                                   ------------
  Total Common Stock (cost $427,524,306) ....                       469,086,799
                                                                   ------------
----------------------
Top ten holdings, representing 20% of net assets, are in bold face.

                                                    PRINCIPAL           MARKET
                                                      AMOUNT             VALUE
                                                   -----------------------------
REPURCHASE AGREEMENTS - 5.77%
With Chase Manhattan 5.25% 12/1/98 (dated
   11/30/98, collateralized by $4,032,000
   U.S. Treasury Notes 5.50% due 2/28/03,
   market value $4,210,711 and $6,299,000
   U.S. Treasury Notes 6.25% due 10/31/01,
   market value $6,603,511) ..................     $10,594,000      $10,594,000
With J.P. Morgan Securities 5.15% 12/1/98
   (dated 11/30/98, collateralized by
   $2,148,000 U.S. Treasury Notes 5.75%
   due 10/31/00, market value $2,201,518
   and $3,150,000 U.S. Treasury Notes 6.375%
   due 8/15/02, market value $3,385,654
   and $2,583,000 U.S. Treasury Notes 7.50%
   due 11/15/01, market value $2,790,061) ....       8,189,000        8,189,000
With PaineWebber 5.29% 12/1/98 (dated
   11/30/98, collateralized by $6,299,000
   U.S. Treasury Bills due 2/18/99, market
   value $6,237,497 and $3,150,000 U.S.
   Treasury Notes 5.875% due 11/15/99,
   market value $3,192,259 and $828,000 U.S.
   Treasury Notes 5.875% due 2/15/00,
   market value $853,823) ....................      10,079,000       10,079,000
                                                                   ------------
Total Repurchase Agreements
   (cost $28,862,000)                                                28,862,000
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES - 99.58%
   (COST $456,386,306) .......................                     $497,948,799
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.42%               2,113,581
                                                                  -------------
NET ASSETS APPLICABLE TO 19,660,755 SHARES
   ($0.01 Par Value) Outstanding - 100.00% ...                     $500,062,380
                                                                  =============

NET ASSET VALUE - SMALL CAP VALUE FUND A CLASS
   ($271,192,121 / 10,642,988 Shares) ........                           $25.48
                                                                   ============
NET ASSET VALUE - SMALL CAP VALUE FUND B CLASS
   ($83,898,594 / 3,337,773 Shares) ..........                           $25.14
                                                                   ============
NET ASSET VALUE - SMALL CAP VALUE FUND C CLASS
   ($31,041,159 / 1,235,783 Shares) ..........                           $25.12
                                                                   ============
NET ASSET VALUE - SMALL CAP VALUE FUND INSTITUTIONAL CLASS
   ($113,930,506 / 4,444,211 Shares) .........                           $25.64
                                                                   ============
----------------------
* Non-income producing security for the period ended November 30, 1998.
+ Security is partially or fully on loan.

REITS - Real Estate Investment Trusts

10 for growth of capital

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1998:
Common stock, $0.01 par value, 500,000,000 shares
   authorized to the Fund with 150,000,000 shares allocated to
   Small Cap Value Fund A Class, 100,000,000 shares allocated to
   Small Cap Value Fund B Class, 50,000,000 shares allocated to
   Small Cap Value Fund C Class and 50,000,000 shares allocated to
   Small Cap Value Fund Institutional Class ..                    $457,985,097
Undistributed net investment income ..........                       2,360,998
Accumulated net realized loss on investments .                      (1,845,182)
Net unrealized appreciation of investments and foreign currencies   41,561,467
                                                                  -------------
Total Net Assets .............................                    $500,062,380
                                                                  =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE-
  SMALL CAP VALUE FUND A CLASS
Net asset value A Class (A) ..................                           $25.48
Sales Charge (5.75% of offering price or
   6.08% of the amount invested
   per share) (B) ............................                             1.55
                                                                   ------------
Offering price ...............................                           $27.03
                                                                   ============
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes
                                                       for growth of capital 11

DELAWARE GROUP EQUITY FUNDS V, INC. -
SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .....................................      $1,890,926
Dividends ....................................       7,292,607       $9,183,533
                                                  ------------     ------------

EXPENSES:
Management fees ..............................       3,170,471
Distribution expense .........................       1,751,680
Dividend disbursing, transfer agent fees and
   other expenses ............................       1,132,020
Accounting and administration ................         166,921
Registration fees ............................          58,736
Reports and statements to shareholders .......          49,718
Professional fees ............................          19,215
Taxes (other than taxes on income) ...........           9,800
Directors' fees ..............................           9,032
Custodian fees ...............................           5,987
Other ........................................          18,489        6,392,069
                                                  ------------     ------------

NET INVESTMENT INCOME ........................                        2,791,464
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments .............                       (1,782,359)
Net change in unrealized appreciation/depreciation
   of investments ............................                      (46,031,653)
                                                                   ------------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS .......................                      (47,814,012)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...........................                     ($45,022,548)
                                                                   ============
                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS V, INC. -
SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                    Year Ended        Year Ended
                                                     11/30/98          11/30/97
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ........................      $2,791,464      $1,206,441
Net realized gain (loss) on investments ......      (1,782,359)     24,175,591
Net change in unrealized appreciation/depreciation
   of investments ............................     (46,031,653)     55,330,834
                                                   -----------    -------------
Net increase (decrease) in net assets resulting
   from operations ...........................     (45,022,548)     80,712,866
                                                   -----------    -------------

DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ...................................      (1,285,317)     (1,008,137)
   B Class ...................................              --              --
   C Class ...................................              --              --
   Institutional Class .......................        (110,446)       (125,855)

Net realized gain on investments:
   A Class ...................................     (19,279,760)    (29,123,966)
   B Class ...................................      (3,029,492)     (1,956,018)
   C Class ...................................        (944,203)       (557,182)
   Institutional Class .......................      (1,054,260)     (2,394,311)
                                                   -----------    -------------
                                                   (25,703,478)    (35,165,469)
                                                   -----------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ...................................     205,546,496     105,481,776
   B Class ...................................      64,897,563      24,023,390
   C Class ...................................      26,227,243       8,692,513
   Institutional Class .......................     127,407,635       7,836,675
Net asset value of shares issued upon reinvestment
   of distributions from net investment income
   and net realized gain on investments:
   A Class ...................................      19,744,279      28,758,320
   B Class ...................................       2,863,324       1,884,985
   C Class ...................................         899,118         536,064
   Institutional Class .......................       1,160,155       2,518,772
                                                 -------------    -------------
                                                   448,745,813     179,732,495
                                                 -------------    -------------
Cost of shares repurchased:
   A Class ...................................    (179,392,003)    (96,745,306)
   B Class ...................................     (12,271,145)     (2,525,867)
   C Class ...................................      (4,573,233)     (1,235,880)
   Institutional Class .......................     (17,144,933)    (14,109,396)
                                                 -------------    -------------
                                                  (213,381,314)   (114,616,449)
                                                 -------------    -------------
Increase in net assets derived from capital
   share transactions                              235,364,499      65,116,046
                                                 -------------    -------------
NET INCREASE IN NET ASSETS ...................     164,638,473     110,663,443

NET ASSETS:
Beginning of year ............................     335,423,907     224,760,464
                                                 -------------    -------------
End of year ..................................    $500,062,380    $335,423,907
                                                 =============    =============

                             See accompanying notes

12 for growth of capital

DELAWARE GROUP EQUITY FUNDS V, INC. - SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               SMALL CAP VALUE FUND A CLASS
                                                              -----------------------------------------------------------
                                                              YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                              11/30/98    11/30/97     11/30/96    11/30/95     11/30/94
Net asset value, beginning of period .....................    $29.790     $25.780      $22.760     $19.320      $20.070

Income (loss) from investment operations:
   Net investment income(1) ..............................      0.215       0.131        0.122       0.253        0.142
   Net realized and unrealized gain (loss) on investments      (2.285)      7.914        4.028       3.597       (0.687)
                                                              --------    --------     --------     --------    --------
   Total from investment operations ......................     (2.070)      8.045        4.150       3.850       (0.545)
                                                              --------    --------     --------     --------    --------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.140)     (0.135)      (0.240)     (0.160)      (0.035)
   Distributions from net realized gain on investments         (2.100)     (3.900)      (0.890)     (0.250)      (0.170)
                                                              --------    --------     --------     --------    --------
   Total dividends and distributions .....................     (2.240)     (4.035)      (1.130)     (0.410)      (0.205)
                                                              --------   --------      --------     --------    --------
Net asset value, end of period ...........................    $25.480     $29.790      $25.780     $22.760      $19.320
                                                              ========   ========      ========     ========    ========

Total return(2) ..........................................      (7.47%)     36.38%       19.08%      20.39%       (2.78%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............   $271,192    $268,266     $192,297    $177,011     $179,498
   Ratio of expenses to average net assets ...............       1.39%       1.39%        1.45%       1.48%        1.46%
   Ratio of net investment income to average net assets ..       0.81%       0.51%        0.51%       1.18%        0.75%
   Portfolio turnover ....................................         38%         53%          87%         65%          14%
----------------------
(1) Per share information for the years ended November 30, 1996 and 1997 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                      for growth of capital 13

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  SMALL CAP VALUE FUND B CLASS
                                                   ----------------------------------------------------------------
                                                     YEAR        YEAR         YEAR         YEAR         9/6/94(1)
                                                     ENDED       ENDED        ENDED        ENDED           TO
                                                     11/30/98    11/30/97     11/30/96     11/30/95     11/30/94
Net asset value, beginning of period .........       $29.460     $25.570      $22.590      $19.300      $20.280

Income (loss) from investment operations:
   Net investment income (loss)(3) ...........         0.052      (0.042)      (0.041)       0.141        0.011
   Net realized and unrealized gain (loss)
     on investments ..........................        (2.272)      7.832        4.006        3.549       (0.991)
   --------                                         --------    --------     --------     --------     --------
   Total from investment operations ..........        (2.220)      7.790        3.965        3.690       (0.980)
                                                    --------    --------     --------     --------     --------

Less dividends and distributions:
   Dividends from net investment income ......            --          --       (0.095)      (0.150)          --
   Distributions from net realized gain
   on investments ............................        (2.100)     (3.900)      (0.890)      (0.250)          --
                                                    --------    --------     --------     --------     --------
   Total dividends and distributions .........        (2.100)     (3.900)      (0.985)      (0.400)          --
                                                    --------    --------     --------     --------     --------
Net asset value, end of period ...............       $25.140     $29.460      $25.570      $22.590      $19.300
                                                    ========    ========     ========     ========     ========

Total return(4) ..............................         (8.08%)     35.36%       18.26%       19.55%       (4.83%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...       $83,899     $39,733      $12,730       $5,788       $1,455
   Ratio of expenses to average net assets ...          2.09%       2.09%        2.15%        2.18%        2.16%
   Ratio of net investment income (loss) to
   average net assets ........................          0.11%      (0.19%)      (0.19%)       0.48%        0.05%
   Portfolio turnover ........................            38%         53%          87%          65%          14%

----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering.
(3) Per share information for the years ended November 30, 1996 and 1997 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and returns for this relatively short period are not meaningful.

                             See accompanying notes

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                           SMALL CAP VALUE FUND C CLASS
                                                   ---------------------------------------------
                                                      YEAR         YEAR        YEAR        11/29/95(2)
                                                      ENDED        ENDED       ENDED          TO
                                                      11/30/98     11/30/97    11/30/96    11/30/95
Net asset value, beginning of period .........        $29.440      $25.550     $22.760     $22.510

Income (loss) from investment operations:
   Net investment income (loss)(3) ...........          0.036       (0.033)     (0.043)         --
   Net realized and unrealized gain (loss)
    on investments ...........................         (2.256)       7.823       4.003       0.250
                                                      --------    --------     --------    --------
   Total from investment operations ..........         (2.220)       7.790       3.960       0.250
                                                      --------    --------     --------    --------

Less dividends and distributions:
   Dividends from net investment income ......             --           --      (0.280)         --
   Distributions from net realized gain
    on investments ...........................         (2.100)      (3.900)     (0.890)         --
                                                     --------     --------    --------    --------
   Total dividends and distributions .........         (2.100)      (3.900)     (1.170)         --
                                                     --------     --------    --------
Net asset value, end of period ...............        $25.120      $29.440     $25.550     $22.760
                                                     ========     ========    ========    ========

Total return(4) ..............................          (8.08%)      35.40%      18.23%           (5)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...        $31,041      $12,547      $3,360     $      (5)
   Ratio of expenses to average net assets ...           2.09%        2.09%       2.15%           (5)
   Ratio of net investment income (loss) to
   average net assets ........................           0.11%       (0.19%)     (0.19%)          (5)
   Portfolio turnover ........................             38%          53%         87%           (5)

----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering.
(3) Per share information for the years ended November 30, 1996 and 1997 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and returns for this relatively short period are not meaningful.

                             See accompanying notes

14 for growth of capital

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     SMALL CAP VALUE FUND INSTITUTIONAL CLASS
                                                       -----------------------------------------------------------------
                                                              YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                              11/30/98    11/30/97    11/30/96     11/30/95    11/30/94
Net asset value, beginning of period ...............          $29.950     $25.910      $22.860     $19.400      $20.140

Income (loss) from investment operations:
   Net investment income(1) ........................            0.160       0.209        0.193       0.297        0.195
   Net realized and unrealized gain (loss) on
     investments....................................           (2.150)      7.936        4.047       3.628       (0.685)
                                                              --------   --------     --------     --------    --------
   Total from investment operations ................           (1.990)      8.145        4.240       3.925       (0.490)
                                                              --------   --------     --------     --------    --------

Less dividends and distributions:
   Dividends from net investment income ............           (0.220)     (0.205)      (0.300)     (0.215)      (0.080)
   Distributions from net realized gain on
     investments....................................           (2.100)     (3.900)      (0.890)     (0.250)      (0.170)
                                                             --------    --------      --------    --------     --------
   Total dividends and distributions ...............           (2.320)     (4.105)      (1.190)     (0.465)      (0.250)
                                                             --------   --------      --------     --------    --------
Net asset value, end of period .....................          $25.640     $29.950      $25.910     $22.860      $19.400
                                                             ========    ========     ========      ========    ========

Total return .......................................            (7.16%)     36.73%       19.45%      20.76%       (2.51%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .........         $113,930     $14,878      $16,373      $7,294       $6,385
   Ratio of expenses to average net assets .........             1.09%       1.09%        1.15%       1.18%        1.16%
   Ratio of net investment income to average
    net assets .....................................             1.11%       0.81%        0.81%       1.48%        1.05%
   Portfolio turnover ..............................               38%         53%          87%         65%          14%

----------------------
(1) Per share information for the years ended November 30, 1996 and 1997 was based on the average shares outstanding method.

                             See accompanying notes
                                                       for growth of capital 15

DELAWARE GROUP EQUITY FUNDS V, INC. - SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
Delaware Group Equity Funds V, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers two funds, the Small Cap Value Fund and the Retirement Income Fund. These financial statements and related notes pertain to the Small Cap Value Fund (the "Fund"). The Small Cap Value Fund A Class carries a 5.75% front-end sales charge. The Small Cap Value Fund B Class carries a back-end deferred sales charge. The Small Cap Value Fund C Class carries a level load deferred sales charge and the Small Cap Value Fund Institutional Class has no sales charge.
The Fund's objective is to seek capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

1. Significant Accounting Policies The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded

DELAWARE GROUP EQUITY FUNDS V, INC. - SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% of the average daily net assets of the Fund, less the fees paid to the unaffiliated directors. At November 30, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $179,247.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At November 30, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $87,538.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class.

For the year ended November 30, 1998, DDLP earned $272,007 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended November 30, 1998, the Fund made purchases of $355,818,245 and sales of $146,732,353 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1998, the aggregate cost of securities for federal income tax purposes was $456,713,198.

At November 30, 1998, net unrealized appreciation for federal income tax purposes aggregated $41,235,601 of which $67,784,344 related to unrealized appreciation of securities and $26,548,743 related to unrealized depreciation of securities.

For federal income tax purposes, as of November 30, 1998, the Fund had a capital loss carryover of $1,453,770 that will expire in 2006.

16 for growth of capital

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                                       YEAR ENDED    YEAR ENDED
                                                        11/30/98      11/30/97
                                                    ------------  -------------
Shares sold:
   A Class .......................................      7,335,761    3,803,359
   B Class .......................................      2,368,089      863,518
   C Class .......................................        954,136      319,094
   Institutional Class ...........................      4,539,218      300,180

Shares issued upon reinvestment
   of distributions from net investment income
   and net realized gain on investments:
   A Class .......................................        720,644    1,284,427
   B Class .......................................        105,269       84,528
   C Class .......................................         33,080       24,071
   Institutional Class ...........................         42,218      112,195
                                                      -----------   -----------
                                                       16,098,415    6,791,372
                                                      -----------   -----------
Shares repurchased:
   A Class .......................................     (6,419,595)  (3,540,085)
   B Class .......................................       (484,073)     (97,467)
   C Class .......................................       (177,569)     (48,531)
   Institutional Class ...........................       (633,955)    (547,644)
                                                      -----------   -----------
                                                       (7,715,192)  (4,233,727)
                                                      -----------  -----------
Net Increase .....................................      8,383,223    2,557,645
                                                      ===========   ===========

5. Lines of Credit
The Fund has a committed line of credit for $10,000,000. No amount was outstanding at November 30, 1998, or at any time during the fiscal year.

6. Credit and Market Risk
The Fund may invest up to 10% of its total net assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending The Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at November 30, 1998 were $46,523,733 and $48,593,200, respectively. Net income from securities lending activities for the year ended November 30, 1998 was $112,309 and is included in interest income on the statement of operations.

DELAWARE GROUP EQUITY FUNDS V, INC. - SMALL CAP VALUE FUND
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP EQUITY FUNDS V, INC. - SMALL CAP VALUE FUND

We have audited the accompanying statement of net assets of Delaware Group Equity Funds V, Inc. - Small Cap Value Fund (the "Fund") as of November 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds V, Inc. - Small Cap Value Fund at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP
                                                  ----------------------
                                                      Ernst & Young LLP

Philadelphia, Pennsylvania
January 8, 1999

THIS ANNUAL REPORT IS FOR THE INFORMATION OF SMALL CAP VALUE FUND SHAREHOLDERS, BUT IT may be used with prospective investors when preceded or accompanied by a current Prospectus for Small Cap Value Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

JEFFREY J. NICK
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

WAYNE A. STORK
Chairman
Delaware Management Holdings, Inc.
Philadelphia, PA

Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

directors
& officers

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current Small Cap Value Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

DELAWARE
INVESTMENTS
---------------------
Philadelphia o London

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(1356)
AR-021[11/98]TKO1/99